UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 28, 2024
McKESSON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13252	94-3207296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6555 State Hwy 161
Irving, TX 75039
(Address of Principal Executive Offices, and Zip Code)
(972) 446-4800
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MCK	New York Stock Exchange
1.500% Notes due 2025	MCK25	New York Stock Exchange
1.625% Notes due 2026	MCK26	New York Stock Exchange
3.125% Notes due 2029	MCK29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors; Election of Director
On May 31, 2024, the Board of Directors (“Board”) of McKesson Corporation (“Corporation”) elected Deborah Dunsire, M.D. as a director of the Corporation and appointed her to the Board’s Compensation and Talent Committee and Finance Committee, effective June 3, 2024.

Dr. Dunsire joins the Board with over 30 years of experience leading organizations in the biopharmaceutical, oncology and other specialty industries. Most recently, from 2018 to 2023, she served as president and chief executive officer of H. Lundbeck A/S, a biopharmaceutical company specializing in developing and delivering transformative therapies for brain diseases. Prior to that, she held executive leadership roles for several pharmaceutical companies including XTuit Pharmaceuticals, FORUM Pharmaceuticals, Millennium: The Takeda Oncology Company and Millennium Pharmaceuticals. Dr. Dunsire started her career as a primary care physician in Johannesburg, South Africa and received her medical degree from the University of Witwatersrand in Johannesburg, South Africa.

In connection with her service as a non-employee director, Dr. Dunsire will be indemnified and compensated in accordance with the Corporation’s standard indemnification and compensation policies and practices for non-employee directors of the Board as described in the Corporation’s Proxy Statement for its 2023 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on June 9, 2023.

Linda Mantia and Susan R. Salka will not be standing for re-election at the Corporation’s 2024 annual meeting of shareholders (“Annual Meeting”), and their terms will expire effective at the Annual Meeting.

Item 7.01	Regulation FD Disclosure.
On June 3, 2024, the Corporation issued and posted on its website (https://www.mckesson.com/About-McKesson/Newsroom/Press-Releases/ and https://investor.mckesson.com/news/default.aspx) a news release announcing the election of Dr. Dunsire to the Board and that Mses. Mantia and Salka will not be standing for re-election at the Annual Meeting. A copy of that news release is attached hereto as Exhibit 99.1.

The information contained in this item, including Exhibit 99.1, is furnished to the Commission, but shall not be deemed “filed” with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	News release issued by McKesson Corporation on June 3, 2024
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 3, 2024

McKesson Corporation

By:	/s/ Michele Lau
Michele Lau
Executive Vice President and Chief Legal Officer